Exhibit 10.9.2

EXECUTION VERSION

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 4, 2013 (this “First Amendment”), to the Credit Agreement referred to below among the Borrowers (as defined below), the other Loan Parties, the Administrative Agent (as defined below), the Collateral Agent (as defined below), the Required Lenders referred to herein and the Upsized Lenders (as defined below).

RECITALS

WHEREAS, pursuant to the Credit Agreement dated as of June 21, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) to the Lenders, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

WHEREAS, pursuant to and in accordance with Section 11.1 of the Credit Agreement, the Borrowers have requested that the Credit Agreement be amended to provide for an increase in the existing Loans thereunder in an aggregate amount not to exceed $113,000,000 and that such new Loans be provided by existing Lenders and other banks or financial institutions that become Lenders under the Credit Agreement (each such Person committing to provide and providing any such new Loans on the First Amendment Effective Date (as defined below) being referred to herein as an “Upsized Lender”);

WHEREAS, all such new Loans provided by the Upsized Lenders shall, from and after funding on the First Amendment Effective Date, be treated as Loans for all purposes of the Credit Agreement;

WHEREAS, the Lenders party hereto, constituting the Required Lenders, are willing to approve the amendment requests described herein and the Upsized Lenders agreeing to make any such new Loans are willing to grant the extension of credit contemplated hereby, in each case on the terms and subject to the conditions of this First Amendment;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. Defined terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION II. Amendment of the Credit Agreement.

2.1	Amendment to Preamble. The preamble to the Credit Agreement is hereby amended by replacing the words “the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) with the words “the Lenders (as defined below)”.

2.2	Amendment to Recitals. The first recital to the Credit Agreement is amended and restated in its entirety as follows: “WHEREAS, the Borrowers have requested (i) the Lenders to extend credit in the form of Loans on the Closing Date, in an aggregate principal amount not in excess of $135,000,000 and (ii) the Upsized Lenders to extend credit in the form of Loans on the First Amendment Effective Date, in an aggregate principal amount not in excess of $113,000,000;”.

2.3	Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

(i)	Inserting the following definitions in the appropriate alphabetical order therein:

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Equity Raise”: from and after the First Amendment Effective Date, (i) the initial underwritten public offering of common Capital Stock of Parent pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 or (ii) the private placement of Capital Stock of the Parent, in the case of each of clauses (i) and (ii), that results in Parent receiving at least $75,000,000 of net cash proceeds.

“Excluded Swap Obligation”: with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee Obligation of such Guarantor under the Guarantee and Collateral Agreement, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee Obligation in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee Obligation under the Guarantee and Collateral Agreement or security interest is or becomes illegal.

“First Amendment”: the First Amendment to this Agreement, dated as of April 4, 2013.

“First Amendment Effective Date”: the date on which the First Amendment becomes effectives pursuant to the terms set forth therein.

“Swap Obligation”: with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Upsized Lender”: each Lender described in clause (b) of the definition of Lender. It is understood and agreed that all Upsized Lenders shall, from and after the First Amendment Effective Date, be Lenders for all purposes of this Agreement.

“Upsized Loan Release Conditions”: the occurrence of the following after the First Amendment Effective Date: (i) the Consolidated EBITDA for any four consecutive fiscal quarter period (the “Reference Period”) ending after the First Amendment Effective Date being at least $45,000,000 and (ii) (A) the Consolidated EBITDA (it being understood and agreed that for purposes of this clause (A) “Consolidated EBITDA” shall be determined as if the definition thereof and any defined terms used therein were applicable to the commercial aviation North America segment of Holdings and its Subsidiaries only (“CA-NA”)) of CA-NA for the third fiscal quarter or last fiscal quarter contained in the Reference Period or the immediately following fiscal quarter (the applicable fiscal quarter being referred to herein as the “Reference Quarter”) being greater than or equal to $0 and (B) CA-NA having total revenues in an amount equal to or greater than $50,000,000 for the Reference Quarter; provided that the Upsized Loan Release Conditions shall also have been satisfied if either the condition described in clause (i) above or the condition described in clause (ii) above has been satisfied and the Required Lenders consent in accordance with the terms of Section 11.1.

(ii)	Amending and restating the following defined terms as follows:

“Applicable Margin”: for any date (a) with respect to any LIBOR Loan, 9.75% per annum; provided that, on and after January 1, 2014, the Applicable Margin with respect to any LIBOR Loan shall be 11.0% per annum if the Equity Raise has not occurred on or prior to December 31, 2013; provided further that, notwithstanding anything to the contrary in the previous proviso, if the Upsized Loan Release Conditions have been satisfied pursuant to the proviso set forth in the definition thereof, on and after the effective date of the Required Lender consent referred to therein the Applicable Margin with respect to any LIBOR Loan shall be 11.75% per annum; and (b) with respect to any Base Rate Loan, 8.75% per annum; provided that, on and after January 1, 2014, the Applicable Margin with respect to any Base Rate Loan shall be 10.0% per annum if the Equity Raise has not occurred on or prior to December 31, 2013; provided further that, notwithstanding anything to the contrary in the previous proviso, if the Upsized Loan Release Conditions have been satisfied pursuant to the proviso set forth in the definition thereof, on and after the effective date of the Required Lender consent referred to therein the Applicable Margin with respect to any Base Rate Loan shall be 10.75% per annum.”

“Applicable Premium”: (a) with respect to any Loans on any date of prepayment pursuant to Section 4.1, purchase pursuant to Section 4.13(b), automatic acceleration of the Loans pursuant to Section 9 or declaration by the Administrative Agent of the Loans to be due and payable pursuant to Section 9, in each case on or prior to the Make-Whole Termination Date, the sum of (i) 3.0% of the principal amount so prepaid, purchased, automatically accelerated or declared and (ii) the present value at such date of all required interest payments due on such Loans from the date of prepayment, purchase, automatic acceleration or declaration through and including the Make-Whole Termination Date (excluding accrued but unpaid interest as of the date of prepayment or purchase), assuming that all such interest accrues at the Base Rate in effect as of the first Business Day prior to the date of such prepayment, purchase, automatic acceleration or declaration plus the Applicable Margin, discounted to the date of prepayment, purchase, automatic acceleration or declaration at a rate equal to the Treasury Rate as of such date of prepayment, purchase, automatic acceleration or declaration plus 0.50% or (b) with respect to any Loans on any date of prepayment pursuant to Section 4.1, purchase pursuant to Section 4.13(b), automatic acceleration of the Loans pursuant to Section 9 or declaration by the Administrative Agent of the Loans to be due and payable pursuant to Section 9, in each case after the Make-Whole Termination Date but prior to the fourth anniversary of the Closing Date, 3.0% of the principal amount so prepaid, purchased, automatically accelerated or declared.

“Commitment”: (a) with respect to each Lender that is a Lender on the Closing Date, the obligation of such Lender, if any, to make a Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading “Commitment” under such Lender’s name on Schedule 1.1(a) or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof and (b) with respect to each Upsized Lender that is a Lender on the First Amendment Effective Date, the obligation of such Upsized Lender, if any, to make a Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading “Commitment” under such Upsized Lender’s name on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date) or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Commitments on the Closing Date, prior to the funding of Loans on the Closing Date, was $135,000,000. The aggregate amount of the Commitments on the First Amendment Effective Date, prior to the funding of Loans on the First Amendment Effective Date, is $113,000,000.

“Lenders”: the (a) several banks and other financial institutions or entities from time to time parties to this Agreement and (b) effective as of the First Amendment Effective Date, the Persons listed on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date), in each case together with their respective permitted successors and assigns.

“Loan”: (a) each term loan made on the Closing Date by each Lender to BA pursuant to Section 2.1(a) and (b) each term loan made on the First Amendment Effective Date by each Upsized Lender to BA pursuant to Section 2.1(b). It is understood and agreed that all term loans funded by the Upsized Lenders on the First Amendment Effective Date shall, from and after such funding, be Loans for all purposes of this Agreement, and that the Loans made on the Closing Date and the Loans made on the First Amendment Effective Date shall constitute a single Tranche of Loans hereunder.

“Make-Whole Termination Date”: the day immediately prior to the third anniversary of the Closing Date.

“Solvent”: with respect to the Borrowers and their Subsidiaries on the Closing Date or the First Amendment Effective Date, as applicable, on a consolidated basis means (i) the Fair Value and Present Fair Salable Value of the assets of the Borrowers and their Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) [***] the Borrowers and their Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) [***] the Borrowers and their Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature (all capitalized terms used in this definition other than “Borrowers”, “Subsidiaries”, “Equity Raise”, “First Amendment Effective Date” and “Closing Date” shall have the meaning assigned to such terms in the form of solvency certificate attached hereto as Exhibit I).”

(iii)	Amending and restating clause (a) of the definition of the term of “Available Basket Amount” in its entirety as follows:

“(a) $145,000,000, which amount shall be increased by (1) $83,000,000 on the First Amendment Effective Date and (2) $30,000,000 on the earlier to occur of (x) the date on which the Upsized Loan Release Conditions have been satisfied or (y) the date on which the Equity Raise has occurred,”

(iv)	Amending the definition of the term “Obligations” set forth therein by adding the following to the end of such definition:

“provided, further, that the Obligations shall exclude any Excluded Swap Obligations”.

2.4	Amendment of Section 2.1. Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1 Commitments. Subject to the terms and conditions hereof, (a) each Lender severally agrees to make a term loan to BA on the Closing Date in an amount not to exceed the amount of the Commitment of such Lender as of the Closing Date and (b) each Upsized Lender severally agrees to make a term loan to BA on the First Amendment Effective Date in an amount not to exceed the amount of the Commitment of such Upsized Lender as of the First Amendment Effective Date. The Loans may from time to time be LIBOR Loans or Base Rate Loans, as determined by BA and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or integral multiples of $100,000 in excess thereof and (y) in the case of LIBOR Loans, $1,000,000 or integral multiples of $100,000 in excess thereof. The Commitments of each Lender in effect on the Closing Date shall automatically terminate at 5:00 P.M., New York City time, on the Closing Date. The Commitments of each Upsized Lender in effect on the First Amendment Effective Date shall automatically terminate at 5:00 P.M., New York City time, on the First Amendment Effective Date. Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrowers, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the Loans on the First Amendment Effective Date, all such Loans are included in each borrowing of outstanding Loans (including the Loans made on the Closing Date) on a pro rata basis. It is understood and agreed that all term loans funded by the Upsized Lenders on the First Amendment Effective Date shall, from and after such funding, be Loans for all purposes of this Agreement, and that the Loans made on the Closing Date and the Loans made on the First Amendment Effective Date shall constitute a single Tranche of Loans hereunder.”

2.5	Amendment of Section 2.2. Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.2 Procedure for Borrowing. BA shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, three Business Days prior to the anticipated Closing Date or the First Amendment Effective Date, as applicable, in the case of LIBOR Loans to be made on the Closing Date and the First Amendment Effective Date, respectively, and no later than 11:00 A.M., New York City time, one Business Day prior to the Closing Date or the First Amendment Effective Date, as applicable, in the case of Base Rate Loans to be made on the Closing Date and the First Amendment Effective Date, respectively) requesting that the Lenders make the Loans on the Closing Date or the First Amendment Effective Date, as applicable, and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender or Upsized Lender, as applicable, thereof. Not later than 12:00 Noon, New York City time, on the Closing Date or the First Amendment Effective Date, as applicable, each Lender or Upsized Lender, as applicable, shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Loans to be made by such Lender or Upsized Lender, as applicable. The Administrative Agent shall promptly make available to BA the aggregate of the amounts made available to the Administrative Agent by the Lenders or the Upsized Lenders, as applicable, in immediately available funds.”

2.6	Amendment of Section 2.3. The table set forth in Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Payment Date	Principal Amount
June 30, 2013	$1,550,000
September 30, 2013	$1,550,000
December 31, 2013	$1,550,000
March 31, 2014	$1,550,000
June 30, 2014	$1,550,000
September 30, 2014	$1,550,000
December 31, 2014	$1,550,000
March 31, 2015	$1,550,000
June 30, 2015	$1,550,000
September 30, 2015	$1,550,000
December 31, 2015	$1,550,000
March 31, 2016	$1,550,000
June 30, 2016	$1,550,000
September 30, 2016	$1,550,000
December 31, 2016	$1,550,000
March 31, 2017	$1,550,000
Maturity Date	Remaining unpaid principal amount of the Loans.”

2.7 Amendment to Section 3.1(a). Section 3.1(a) of the Credit Agreement is hereby amended by adding two new sentences at the end thereof as follows:

“The Borrowers agree to pay closing fees to each Upsized Lender on the First Amendment Effective Date, as a yield enhancement fee for the funding of such Upsized Lender’s Loans, in an amount equal to 5.00% of the stated principal amount of such Upsized Lender’s Loans, payable to such Upsized Lender on the First Amendment Effective Date out of the proceeds of such Upsized Lender’s Loans as and when funded on the First Amendment Effective Date. Such closing yield enhancement fee will be in all respects fully earned, due and payable on the First Amendment Effective Date and shall not be refundable under any circumstances.”

2.8 Amendment of Section 3.3(f). Section 3.3(f) of the Credit Agreement is revised by replacing the words “prior to the third anniversary of the Closing Date” in the third proviso of the first sentence with the words “prior to the fourth anniversary of the Closing Date”.

2.9 Amendment of Section 4.1. Section 4.1 of the Credit Agreement is revised to amend and restate the last sentence thereof in its entirety as follows:

“In the event that any Loans are prepaid pursuant to this Section 4.1 at any time prior to the fourth anniversary of the Closing Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, in addition to the amounts otherwise described in this Section 4.1, an amount equal to the Applicable Premium.”

2.10 Amendment of Section 4.13. Section 4.13 of the Credit Agreement is revised by replacing the words “prior to the third anniversary of the Closing Date” in clause (xi) thereof with the words “prior to the fourth anniversary of the Closing Date”.

2.11 Amendment of Section 11.2(c). Section 11.2(c) of the Credit Agreement is revised by inserting the words “or Schedule A to the First Amendment, as applicable,” after the words “Schedule 1.1”.

2.12 Amendment to Credit Agreement Schedules. The schedules attached hereto on Annex I shall amend and restate the corresponding schedules to the Credit Agreement.

2.13 Amendment to Guarantee and Collateral Agreement Schedules. The schedules attached hereto on Annex II shall amend and restate the corresponding schedules to the Guarantee and Collateral Agreement.

SECTION III. Conditions to Effectiveness of the First Amendment. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions (the “First Amendment Effective Date”):

3.1 Execution. This First Amendment shall have been duly executed and delivered by the Borrowers, the other Loan Parties, the Administrative Agent, the Collateral Agent, the Lenders constituting Required Lenders immediately prior to the First Amendment Effective Date and each of the Upsized Lenders.

3.2 Borrowing Request. The Administrative Agent shall have received a notice of borrowing at least one Business Day prior to the First Amendment Effective Date with respect to the Loans to be made on the First Amendment Effective Date satisfying the requirements of Section 2.2 of the Credit Agreement (as amended hereby).

3.3 Legal Opinions. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the Upsized Lenders, (A) the executed legal opinion of Debevoise & Plimpton LLP, special counsel to the Loan Parties, (B) the executed legal opinion of Sidley Austin LLP, special Delaware counsel to the Loan Parties and (C) the executed legal opinion of Hogan Lovells US LLP, special FCC counsel to the Loan Parties, in each case (i) dated the First Amendment Effective Date, (ii) addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Upsized Lenders, (iii) covering such matters relating to this First Amendment, the Loan Documents, and the Transactions as the Administrative Agent shall reasonably request and (iv) in form and substance reasonably satisfactory to the Administrative Agent. The Borrowers hereby request such counsel to deliver such opinions.

3.4 Corporate Documents. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State, or appropriate authority, of the state of its organization, and a certificate as to the good standing or status of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the First Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating agreement of such Loan Party as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or manager, as applicable, of such Loan Party authorizing the execution, delivery and performance of this First Amendment and, in the case of the Borrowers, the borrowings of the Loans provided by the Upsized Lenders, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other constitutive documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing or status furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this First Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

3.5 First Amendment Effective Date Certificate; Solvency Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrowers, confirming compliance with the conditions set forth in Sections 3.8, 3.9 and 3.10 of this First Amendment. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the chief financial officer of Holdings certifying that, the Borrowers and their Subsidiaries, taken as a whole, are and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, will be Solvent.

3.6 Consent Fees; Engagement Fees. The Borrowers shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date that has executed and delivered a counterpart signature page of this First Amendment on or prior to 2:30 p.m., New York City time, on April 4, 2013 a fee of 1.00% of the sum of each such Lender’s aggregate outstanding Loans as of the date hereof. The Borrowers shall have paid to Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, in immediately available funds, the fees payable pursuant to the first paragraph of Section 2 of that certain Engagement Letter among the Borrowers, Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC relating to this First Amendment.

3.7 Costs and Expenses. The Borrowers shall have paid all fees required to be paid in accordance with Section VI of this First Amendment.

3.8 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, as amended by the First Amendment, shall be true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) as of such earlier date.

3.9 No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the extensions of credit requested to be made on such date.

3.10 Approvals. (i) All governmental, shareholder and third party approvals necessary in connection with the Transactions shall have been obtained and be in full force and effect and (ii) no Requirement of Law shall be applicable to any Group Member that restrains, prevents or imposes conditions upon the Transactions or the Loan Documents.

3.11 Patriot Act. The Administrative Agent and the Upsized Lenders shall have received at least three Business Days prior to the Closing Date all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, as reasonably requested at least five Business Days prior to the Closing Date by the Administrative Agent and the Lenders.

SECTION IV. Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, to induce the Required Lenders to consent to amend the Credit Agreement in the manner provided herein and to induce the Upsized Lenders to make Loans on the First Amendment Effective Date, Holdings and the other Borrowers hereby represent and warrant to the Administrative Agent, the Collateral Agent, the Lenders and the Upsized Lenders that, as of the date hereof:

4.1 No Legal Bar. The execution, delivery and performance of this First Amendment, the borrowings of the Loans made by the Upsized Lenders and the use of the proceeds thereof will not (i) violate (A) the Organizational Documents of any Group Member, (B) any Requirement of Law or any Governmental Authorization of or applicable to any Group Member in any respect that could reasonably be expected to have a Material

Adverse Effect or (C) any material Contractual Obligation of any Group Member and (ii) result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents and other than Liens under Section 8.3 of the Credit Agreement to the extent such Liens do not have priority over the Liens created by the Security Documents) on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law, any Governmental Authorization or any such material Contractual Obligation.

4.3 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform this First Amendment and, in the case of the Borrowers, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational and other action to authorize the execution, delivery and performance of this First Amendment and, in the case of the Borrowers, to authorize the extensions of credit on the terms and conditions of this First Amendment. This First Amendment has been duly executed and delivered on behalf of each Loan Party party thereto. This First Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.4 No Default. No Default or Event of Default has occurred and is continuing.

4.5 Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties of the Loan Parties contained in the Loan Documents, as amended by the First Amendment, are true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) as of such earlier date.

SECTION V. Effects on Loan Documents.

5.1 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

5.2 The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Collateral Agent or the Lenders under the Loan Documents.

5.3 The Borrowers and the other parties hereto acknowledge and agree that, on and after the First Amendment Effective Date, this First Amendment, shall constitute a Loan Document for all purposes of the Credit Agreement.

SECTION VI. Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Agents in connection with this First Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 11.5 of the Credit Agreement. The Borrowers hereby confirm that the indemnification provisions set forth in Section 11.5 of the Credit Agreement shall apply to this First Amendment and such fees, charges or liabilities (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION VII. Non-Reliance On Agents. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment. Each Lender also acknowledges that it will, without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this First Amendment, the Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION VIII. APPLICABLE LAW. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION IX. Miscellaneous.

9.1 Effect on Loans Documents. This First Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.2 Successors and Assigns. This First Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns and may not be amended nor may any provision hereof be waived except in accordance with Section 11.1 of the Credit Agreement.

9.3 Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile or other electronic transmission (e.g., “.pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

9.4 Severability. In the event any one or more of the provisions contained in this First Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.5 Reaffirmation of Obligations. Each Loan Party (i) has incurred or guaranteed the Obligations and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this First Amendment, (ii) acknowledges and agrees that nothing in this First Amendment shall constitute a novation or termination of such Obligations and (iii) has created Liens and security interests in favor of the Collateral Agent on the Collateral to secure the Obligations. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to this First Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	EVP & CFO

AIRCELL BUSINESS AVIATION SERVICES LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	EVP & CFO

GOGO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	EVP & CFO

AIRCELL INTERNATIONAL, INC.

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	EVP & CFO

AC BIDCO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	EVP & CFO

[Signature Page to First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Collateral Agent, a Lender and an Upsized Lender

By:	/s/ Andrew W. Early
Name:	Andrew W. Early
Title:	VP

[Signature Page to First Amendment]

Name of Lender:

By:
Name:
Title:

For any Lender requiring a second signature block:

By:
Name:
Title:

[Signature Page to First Amendment]

Schedule A

COMMITMENTS

Upsized Lender	Commitment
Morgan Stanley Senior Funding, Inc.	$113,000,000

NOTICE ADDRESSES

On file with Administrative Agent.

Annex I

SCHEDULE 5.9 TO THE

CREDIT AGREEMENT

CERTAIN INTELLECTUAL PROPERTY MATTERS

1.	Claims asserted by Innovatio LLC against customers of each of the Borrowers, Holdings or any Group Member, for which any of the Borrowers have indemnification obligations or other liability.

2.	Claims asserted by Advanced Media Networks, L.L.C. against the Borrowers, Holdings or any Group Member, or customers of each of the Borrowers, Holdings or any Group Member, for which any of the Borrowers have liability directly, via indemnification obligations or otherwise.

3.	Claims asserted by WI-LAN Inc. against the Borrowers, Holdings or any Group Member with respect to certain patents of WI-LAN. There has been no contact with WI-LAN with respect to this matter since November 2010.

4.	Claims asserted by Alliacense (a division of TPL Group) against the Borrowers, Holdings or any Group Member with respect to certain patents of TPL Group in 2010. There has been no contact with the involved parties with respect to this matter since December 2010.

5.	Claims asserted by Nomadix, Inc. against the Borrowers, Holdings or any Group Member with respect to certain patents of Nomadix, Inc., for which Borrowers have liability directly, via indemnification obligations or otherwise.

SCHEDULE 5.23(b) TO THE

CREDIT AGREEMENT

COMMUNICATIONS LICENSES

Licensee	Call Sign	Service	License Expiration Date

AC BidCo LLC	WQFX728	Commercial Aviation Air-Ground Radiotelephone	10/31/2016

Aircell Business Aviation Services LLC	ITC-214-20111206-00360	Global or Limited Global Resale Service	n/a

Gogo Inc.	WQJC303	3650-3700 MHz License	7/23/2018
Gogo LLC	74JA	Aircraft License	9/28/2022

Gogo LLC	WQIE800	Microwave License	01/18/2018

Gogo LLC	WQIE801	Microwave License	01/18/2018

Gogo LLC	WQIE863	Microwave License	01/22/2018

Gogo LLC	WQIE864	Microwave License	01/22/2018

Gogo LLC	WQIE865	Microwave License	01/22/2018

Gogo LLC	WQIE866	Microwave License	01/22/2018

Gogo LLC	WQIF501	Microwave License	01/24/2018

Gogo LLC	WQIF502	Microwave License	01/24/2018

Gogo LLC	WQIF504	Microwave License	01/24/2018

Gogo LLC	WQIF505	Microwave License	01/24/2018

Gogo LLC	WQIF545	Microwave License	01/24/2018

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQIF546	Microwave License	01/24/2018

Gogo LLC	WQIF620	Microwave License	01/25/2018

Gogo LLC	WQIF621	Microwave License	01/25/2018

Gogo LLC	WQIF622	Microwave License	01/25/2018

Gogo LLC	WQNS773	Microwave License	05/12/2021

Gogo LLC	WQNS774	Microwave License	05/12/2021

Gogo LLC	WQNS823	Microwave License	05/12/2021

Gogo LLC	WQNT461	Microwave License	05/18/2021

Gogo LLC	WQNX867	Microwave License	06/30/2021

Gogo LLC	WQNX868	Microwave License	06/30/2021

Gogo LLC	WQOJ357	Microwave License	10/14/2021

Gogo LLC	WQOJ358	Microwave License	10/14/2021

Gogo LLC	WQOJ920	Microwave License	10/21/2021

Gogo LLC	WQOJ921	Microwave License	10/21/2021

Gogo LLC	WQPJ330	Microwave License	6/4/2022

Gogo LLC	WQPJ331	Microwave License	6/4/2022

Gogo LLC	WQPJ332	Microwave License	6/4/2022

Gogo LLC	WQPJ333	Microwave License	6/4/2022

Gogo LLC	WQPJ800	Microwave License	6/7/2022

Gogo LLC	WQPJ801	Microwave License	6/7/2022

19

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQPL299	Microwave License	6/19/2022

Gogo LLC	WQPL300	Microwave License	6/19/2022

Gogo LLC	WQPP603	Microwave License	7/13/2022

Gogo LLC	WQPP604	Microwave License	7/13/2022

Gogo LLC	WQPX967	Microwave License	9/14/2022

Gogo LLC	WQPY790	Microwave License	9/21/2022

Gogo LLC	WQPY791	Microwave License	9/21/2022

Gogo LLC	WQPY792	Microwave License	9/21/2022

Gogo LLC	WQPY793	Microwave License	9/21/2022

Gogo LLC	WQPY794	Microwave License	9/21/2022

Gogo LLC	WQPY795	Microwave License	9/21/2022

Gogo LLC	WQPY796	Microwave License	9/21/2022

Gogo LLC	WQPY797	Microwave License	9/21/2022

Gogo LLC	WQPY798	Microwave License	9/21/2022

Gogo LLC	WQPY839	Microwave License	9/24/2022

Gogo LLC	WQPY840	Microwave License	9/24/2022

Gogo LLC	WQPY841	Microwave License	9/24/2022

Gogo LLC	WQPY842	Microwave License	9/24/2022

Gogo LLC	WQPY843	Microwave License	9/24/2022

Gogo LLC	WQPY844	Microwave License	9/24/2022

20

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQPY845	Microwave License	9/24/2022

Gogo LLC	WQPY846	Microwave License	9/24/2022

Gogo LLC	WQPY847	Microwave License	9/24/2022

Gogo LLC	WQPY848	Microwave License	9/24/2022

Gogo LLC	WQPY849	Microwave License	9/24/2022

Gogo LLC	WQPY850	Microwave License	9/24/2022

Gogo LLC	WQPY851	Microwave License	9/24/2022

Gogo LLC	WQPY852	Microwave License	9/24/2022

Gogo LLC	WQPY853	Microwave License	9/24/2022

Gogo LLC	WQPY893	Microwave License	9/24/2022

Gogo LLC	WQPY895	Microwave License	9/24/2022

Gogo LLC	WQQB596	Microwave License	10/16/2022

Gogo LLC	WQQB597	Microwave License	10/16/2022

Gogo LLC	WQQC988	Microwave License	11/05/2022

Gogo LLC	WQQC989	Microwave License	11/05/2022

Gogo LLC	WQQG281	Microwave License	12/03/2022

Gogo LLC	WQQG287	Microwave License	12/03/2022

Gogo LLC	WF2XMC	Experimental License	8/01/2014

Gogo LLC	E120106	Mobile Satellite; Special Temporary Authority	4/23/2013

21

Annex II

SCHEDULE 2 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares

Gogo LLC	AirCell International, Inc.	Colorado	Common	C-1	100%	1,000

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount

None

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount

None

Pledged Security Entitlements:

Grantor	Issuer of Financial Asset	Description of Financial Asset	Securities Intermediary (Name and Address)	Securities Account (Number and Location)	Securities Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(3)

None

Pledged Commodity Contracts:

Grantor	Description of Commodity Contract	Commodity Intermediary (Name and Address)	Commodity Account (Number and Location)	Commodity Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(4)

None

Pledged Partnership Interests:

Grantor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership

None

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Issuer

Gogo Intermediate Holdings LLC	Aircell Business Aviation Services LLC	N	N/A	100	100%
Gogo Intermediate Holdings LLC	Gogo LLC	N	N/A	100	100%
Gogo Intermediate Holdings LLC	AC BidCo LLC	N	N/A	100	100%
Gogo Intermediate Holdings LLC	Gogo International Holdings LLC	N	N/A	65	65%

Other Pledged Equity Interests:

Grantor	Issuer	Class of Equity Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Equity Interests of the Issuer

None

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Aircell Business Aviation Services LLC	U.S. Bank	103690172665	Deposit Account

Gogo LLC	U.S. Bank	194310714846	Deposit Account

Securities Accounts:

Grantor	Name of Financial Institution	Account Number	Account Name

Aircell Business Aviation Services LLC	U.S. Bank	508000040	Investment account

Accounts Controlled by Third Parties:

Grantor	Name of Controlling Third Party	Account Number	Account Name

Gogo LLC	U.S. Bank	434000908	Investment account
Gogo LLC	The Bank of Nova Scotia	434000908	Investment account
Gogo LLC	The Bank of Nova Scotia	194310714846	Deposit Account
Aircell Business Aviation Services LLC	The Bank of Nova Scotia	103690172665	Deposit Account

SCHEDULE 6 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

COPYRIGHTS

NONE.

PATENTS

Gogo LLC - U.S. Issued Patents

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	11/590,146	10/31/2006	8,145,208	03/27/2012

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION NETWORK	08/709,417	09/06/1996	5,878,346	03/02/1999

MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/692,837	08/02/1996	5,884,166	03/16/1999

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/713,613	09/13/1996	5,832,380	11/03/1998

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM	08/709,264	09/06/1996	5,878,345	03/02/1999

NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION	08/960,183	10/29/1997	6,108,539	08/22/2000

MOBILE TELECOMMUNICATIONS FOR AIRCRAFT AND LAND BASED VEHICLES	07/847,920	03/06/1992	5,557,656	09/17/1996

CELLULAR WEATHER INFORMATION SYSTEM FOR AIRCRAFT	08/415,724	04/03/1995	5,757,322	05/26/1998

MOBILE COMMUNICATIONS	08/701,837	08/23/1996	5,960,343	09/28/1999

METHOD AND APPARATUS FOR REDUCING INTERFERENCE AMONG CELLULAR TELEPHONE SIGNALS	08/027,333	03/08/1993	5,444,762	08/22/1995

UBIQUITOUS MOBILE SUBSCRIBER STATION	09/379,825	08/24/1999	6,408,180	06/18/2002

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS	09/686,923	10/11/2000	6,788,935	09/07/2004

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON-TERRESTRIAL ENVIRONMENT	10/152,870	05/20/2002	6,650,898	11/18/2003

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON-TERRESTRIAL ENVIRONMENT	10/173,488	06/17/2002	6,725,035	04/20/2004

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	10/730,329	12/07/2003	7,113,780	09/26/2006

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	11/492,545	07/24/2006	7,751,815	07/06/2010

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

SIP CLIENT-BASED LOCAL NUMBER PORTABILITY THROUGH AN AIRCRAFT AIR-TO-GROUND LINK	12/423,555	04/14/2009	8,073,443	12/06/2011

OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	10/756,491	01/13/2004	7,062,268	06/13/2006

AIR-TO-GROUND CELLULAR NETWORK FOR DECK-TO-DECK CALL COVERAGE	11/240,975	09/30/2005	7,640,016	12/29/2009

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/241,109	09/30/2005	7,107,062	09/12/2006

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/414,873	05/01/2006	7,751,814	07/06/2010

VIRTUAL PRIVATE NETWORK FOR CELLULAR COMMUNICATIONS	09/961,647	09/24/2001	6,885,864	04/26/2005

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

DOPPLER INSENSITIVE NON-TERRESTRIAL DIGITAL CELLULAR COMMUNICATIONS NETWORK	09/460,043	12/13/1999	6,377,802	04/23/2002

WIRELESS RADIO PACKET SWITCHING NETWORK	08/207,015	03/04/1994	5,473,602	12/05/1995

SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	11/590,709	10/31/2006	7,920,860	04/05/2011

SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,125	01/28/2008	8,078,163	12/13/2011

SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	12/021,133	01/28/2008	7,702,328	04/20/2010

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,169	01/28/2008	8,068,829	11/29/2011

SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/182,834	07/30/2008	8,060,083	11/15/2011

SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/060,662	04/01/2008	8,081,969	12/20/2011

SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	12/060,674	04/01/2008	8,081,968	12/20/2011

SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	12/029,298	02/11/2008	8,185,040	05/22/2012

U.S. Patent Applications

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	11/590,379	10/31/2006	2008/0102813	05/01/2008

SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLECULAR NETWORK	12/060,645	04/01/2008	2008/0182573	07/31/2008

SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/137,995	06/12/2008	2008/0274734	11/16/2008

TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	13/009,579	01/19/2011	2011/0116373	05/19/2011

DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/009,687	01/19/2011	2011/0268096	11/03/2011

DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/107,823	05/13/2011	2011/0286331	11/24/2011

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO-GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	13/172,539	06/29/2011	2011/0263199	10/27/2011

SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	13/224,564	09/02/2011	2011/0319049	12/29/2011

SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	13/227,634	09/08/2011	2011/0320576	12/29/2011

MESH NETWORK BASED AUTOMATED UPLOAD OF CONTENT TO AIRCRAFT	13/544,742	07/09/2012	Not yet published	Not yet published

SYSTEM FOR PROVIDING TEMPORARY INTERNET ACCESS FROM A RESTRICTED LOCAL AREA NETWORK ENVIRONMENT	13/588,903	08/17/2012	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	13/675,190	11/13/2012	Not yet published	Not yet published

COMMUNICATION SYSTEM AND METHOD FOR NODES ASSOCIATED WITH A VEHICLE	13/675,194	11/13/2012	Not yet published	Not yet published

VEHICLE DATA DISTRIBUTION SYSTEM AND METHOD	13/675,200	11/13/2012	Not yet published	Not yet published

LINE REPLACEABLE UNIT WITH UNIVERSAL HEAT SINK RECEPTACLE	13/799,869	03/13/2013	Not yet published	Not yet published

DETERMINING HUMAN STIMULI AT COMPUTING DEVICES	13/781,841	03/01/2013	Not yet published	Not yet published

HYBRID AERONAUTICAL COMMUNICATION SYSTEM	61/648,416	5/17/2012	Not yet published	Not yet published

MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	61/763,350	2/11/2013	Not yet published	Not yet published

Gogo LLC - Issued Foreign Patents

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0110PTAU	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	717,770	07/13/2000

013207.0110PTCA	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	2,263,442	01/20/2004

013207.0110PTMX	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	219,366	03/11/2004

013207.0121PTAU	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	717,530	07/13/2000

013207.0121PTCA	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	2,262,488	10/14/2003

013207.0121PTMX	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	234,439	02/13/2006

013207.0132PTAU	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMMUNICATION STATION		09/12/1997	717,446	07/06/2000

6-10

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0132PTCA	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	2,263,419	11/18/2003

013207.0132PTMX	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	234,438	02/13/2006

013207.0143PTAU	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	721,017	10/05/2000

013207.0143PTCA	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	2,263,422	10/28/2003

013207.0143PTMX	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	219,365	03/11/2004

013207.0156PTCA	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	2,301,903	11/28/2006

013207.0156PTMX	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	242,901	12/20/2006

6-11

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0164C1CA	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/10/2001	2,358,608	08/01/2006

013207.0164PTCA	MOBILE SUBSCRIBER STATION FOR TERRESTRIAL AND NON-TERRESTRIAL COMMUNICATION		08/09/2000	2,346,476	02/13/2007

013207.0164C1MX	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/11/2001	238,452	07/05/2006

013207.0164PTMX	UBIQUITOUS MOBILE SUBSCRIBER STATION		08/09/2000	228,238	06/03/2005

013207.0164C5AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		11/23/2004	2004304908	03/19/2009

013207.0164C5IN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2468/CHENP/06	02/04/2010	238432	02/04/2010

013207.0164C5MX	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		02/09/2009	264,450	02/09/2010

6-12

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0164C6MX	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS		02/26/2009	264,769

013207.0178PTCA	A METHOD OF OPERATING A RADIO BASED PACKET SWITCHED COMMUNICATIONS NETWORK		03/01/1995	2,184,817	11/20/2001

013207.0240PTAU	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES		09/17/2007	2007313939	10/27/2011

013207.0241PTAU	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2007313940	05/27/2009	2007313940	10/20/2011

013207.0242PTAU	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK		05/27/2009	2007313941	12/15/2011

013207. 0164C5EP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	04/11/2012

6-13

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207. 0242PTJP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2009-535376	04/30/2009	4891409	12/22/2011

Gogo LLC - Foreign Patent Applications

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5 D1AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2008246257	11/20/2008	Journal	01/20/11

013207. 0164C5CA	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2548319	11/23/2004	2548319	07/07/05

013207. 0164C5CN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	0480041374.2	11/23/2004	1914829	02/14/2007

6-14

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5FR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5DE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5HK	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	07101754.7	02/14/2007	1094627A	04/04/2007

013207. 0164C5IS	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5IE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

6-15

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5 D1JP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2010-030468	02/15/2010	2010-213266	09/24/2010

013207. 0164C5ES	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5SE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5TR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5GB	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

6-16

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C6CA	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	2552300	01/06/2005	2552300	08/04/2005

013207. 0240PTCA	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2667331	04/23/2009	2667331	Unknown

013207. 0240PTCN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	200780040582.4	04/30/2009	CN 101536565A	09/16/09

013207. 0240PTEP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	07842607.9	04/01/2009	2103153	11/23/2009

013207. 0240PTHK	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	10102028.0	02/26/2010	1136138A	06/18/2010

013207. 0240PTIN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2952/CHENP/78640	05/27/2009

013207. 0240PTJP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009-535374	04/29/2009	2010-508771	03/18/2010

6-17

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0240PTMX	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009/004818	04/30/2009

013207. 0241PTCA	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2667370	04/23/2009	2667370	Unknown

013207. 0241PTCN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	200780040683.1	04/30/2009	CN 101536360A	09/16/2009

013207. 0241PTEP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	07842610.3	04/01/2009	2078349	07/15/2009

013207. 0241PTHK	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	10102027.1	02/26/2010	1136102A	06/18/2010

6-18

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0241PTIN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2950/CHENP/2009	05/27/2009

013207. 0241PTJP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009-535375	04/30/2009	2010-508772	03/18/2010

013207. 0241PTMX	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009/004812	04/30/2009

013207. 0242PTCA	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2667373	04/23/2009	2667373	Unknown

013207. 0242PTCN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	200780040626.3	04/30/2009	CN 101536566A	09/16/2009

6-19

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0242PTEP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	07842612.9	04/01/2009	2078431	07/15/2009

013207. 0242PTHK	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	010102024.4	02/26/2010	1136137A	06/18/10

013207. 0242PTIN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2970/CHENP/2009	05/27/2009

013207. 0242PTMX	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2009/004816	04/29/2009

013207. 0243PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713398	07/28/2010	2713398	Unknown

6-20

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0243PTCN	CUSTOMIZING CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125769.9	07/27/2010	CN 101971160A	02/09/2011

013207. 0243PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871942.2	08/10/2010	2250574	11/17/2010
013207. 0243PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5230/CHENP/2010	08/23/2010
013207. 0251PTCA	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	2713395	07/28/2010	2713395	Unknown
013207. 0251PTCN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	200880125770.1	07/27/2010	CN 101925891A	12/22/2010

013207. 0251PTEP	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	08871809.3	08/28/2010	2248037	11/10/2010
013207. 0251PTIN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	5231/CHENP/2010	08/23/2010	5231/ CHENP/ 2010A	12/02/2011

6-21

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0253PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713393	07/29/10	2713393	Unknown
013207. 0253PTCN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125768.4	07/28/10	CN 101925890A	12/22/2010

013207. 0253PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871638.6	08/25/2010	2250573	11/17/2010
013207. 0253PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5236/CHENP/2010	08/23/2010		03/18/2011
013207. 0254PTCA	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	2714677	08/09/2010	2714677	Unknown

013207. 0254PTCN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	200980112821.1	10/11/2010	CN 101999217A	03/30/2011

013207. 0254PTEP	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	09710306.3	09/11/2010	2245777	11/03/2010

013207. 0254PTIN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	5558/CHENP/2010	09/06/2010		12/02/2011

013207. 0256PTAP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/28/2011
013207. 0256PTAU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICESCALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009277061	03/18/2011

6-22

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0256PTCA	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2732745	02/01/2011	2732745	Unknown
013207. 0256PTCN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980134009.9	02/28/2011	CN 102138343A	07/27/11

013207. 0256PTEP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09803303.8	02/28/2011	2311275	04/20/11
013207. 0256PTIN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	1232/CHENP/2011	02/23/2011	1232/CHENP/2011A	12/02/11

013207. 0256PTRU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/25/2011
013207. 0265PTAP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09727854.3	03/05/2009	EP2260649	12/15/2010
013207. 0265PTAU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009232230	11/09/2010
013207. 0265PTCA	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/19/2010
013207. 0265PTCN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118268.2	11/19/2010	CN 102037744A	04/27/2011

013207. 0265PTEP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	07927854.3	10/26/2010	2260649	12/15/2010

6-23

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0265PTIN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6864/CHEN/ 2010	10/26/2010	6864/ CHENP/ 2010A	07/22/2011

013207. 0265PTRU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144495	10/29/2010
013207. 0294PTAU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009255573	11/01/2010
013207. 0294PTCA	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/08/2010
013207. 0294PTCN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118068.7	11/18/2010	CN 102037660A	04/27/2011

013207. 0294PTEP	SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09758820.6	10/15/2010	2260585	12/15/2010
013207. 0294PTIN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6874/CHENP/ 2010	10/26/2010	6874/ CHENP/ 2010A	07/08/2011

013207. 0294PTRU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144497	01/03/2011

6-24

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0295PTAP	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	AP/P/2010/ 005433	12/20/2010

013207. 0295PTAU	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2009255574	10/08/2010
013207. 0295PTCA	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2720246	09/30/2010	2720246	Unknown
013207. 0295PTCN	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	200980118267.8	11/19/2010	CN 102037661A	04/27/2011

013207. 0295PTEP	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	09758821.4	10/19/2010
013207. 0295PTIN	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	6866/CHENP/2010	10/26/2010	6866/CHENP/2010A	07/08/11

013207. 0295PTRU	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2010144494	10/29/2010
013207. 0302PTCA	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2727609	12/16/2010	2727609	Unknown

6-25

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0302PTCN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980129376.X	12/16/2010	CN 102217409	10/12/11

013207. 0302PTEP	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09763028.9	01/19/2011	2292071	03/09/11
013207. 0302PTIN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	153/CHENP/ 2011	01/10/2011	153/CHENP/2011/A	09/23/11

013207. 0326PTWO	TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	PCT/US2011/ 068110	12/30/2011

013207. 0328PTWO	SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO-GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	PCT/US2012 040527	06/01/2012

	CUSTOMMIZING CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871942.2	11/18/2008	EP2250574	11/17/2010

6-26

TRADEMARKS

Aircell Business Aviation Services LLC - U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date

AIRCELL	9	77175419	May 8, 2007	3473339	July 22, 2008

AIRCELL	9, 38	75679536	April 9, 1999	2641476	October 29, 2002

AIRCELL	38	77175408	May 8, 2007	3573284	February 10, 2009

AIRCELL	9	77316410	October 29, 2007	3554990	December 30, 2008

AIRCELL	38	77316414	October 29, 2007	3554991	December 30, 2008

AIRCELL	38	77175204	May 8, 2007	3561842	January 13, 2009

AIRCELL	9	75679720	April 9, 1999	2606315	August 13, 2002

AIRCELL	38	74246637	February 18, 1992	1997223	August 27, 1996

AIRCELL	9	77175183	May 8, 2007	3473337	July 22, 2008

AIRCELL AXXESS	38	77175208	May 8, 2007	3513369	October 7, 2008

AIRCELL AXXESS	38	78595026	March 25, 2005	3286856	August 28, 2007

AIRCELL AXXESS	9	78595031	March 25, 2005	3286857	August 28, 2007

6-27

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date

AIRCELL AXXESS	9	77175191	May 8, 2007	3481693	August 5, 2008

AIRCELL BROADBAND	38	77604031	October 30, 2008	3631108	June 2, 2009

AIRCELL ON BOARD	9	76127159	September 13, 2000	2552129	March 26, 2002

AIRCELL ON BOARD	38	75716012	May 27, 1999	2606334	August 13, 2002

AIRCELL ON BOARD	38	77175213	May 8, 2007	3565337	January 20, 2009

AIRCELL ON BOARD	9	77175198	May 8, 2007	3485879	August 12, 2008

IN TOUCH, IN FLIGHT	38	75561855	September 30, 1998	2307311	January 11, 2000

IN TOUCH, IN FLIGHT	9	77175201	May 8, 2007	3473338	July 22, 2008

IN TOUCH, IN FLIGHT	38	77175218	May 8, 2007	3477620	July 29, 2008

IN TOUCH, IN FLIGHT	9	76116963	August 24, 2000	2600307	July 30, 2002

Aircell Business Aviation Services LLC - U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date

AIRCELL (and design)	9	85495497	December 14, 2011

IN AIR & ON.	38	85495479	December 14, 2011

AIRCELL (and design)	38	85495466	December 14, 2011

AIRCELL MOBILE	9	85836995	January 30, 2013

AIRCELL MOBILE	38	85836990	January 30, 2013

6-28

Gogo LLC - U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date

Emoticon Logo *-)-	38	77976486	October 19, 2007	3600042	March 31, 2009

Emoticon Logo *-)-	9	77309056	October 19, 2007	3667304	August 11, 2009

GOGO	9	77216179	September 8, 2009	3680364	September 8, 2009

GOGO	38	77216180	June 26, 2007	3499843	September 9, 2008

GOGO	9	85339267	June 6, 2011	4129839	April 17, 2012

GOGO	38	85339274	June 6, 2011	4133147	April 24, 2012

GOGO VISION	38	85370757	July 13, 2011	4133220	April 24, 2012

IN AIR. ONLINE.	9	85349568	June 17, 2011	4126958	April 10, 2012

IN AIR. ONLINE.	38	85349559	June 17, 2011	4126957	April 10, 2012

WI-FI WITH WINGS	9	77327233	November 12, 2007	3680528	Sept. 8, 2009

WI-FI WITH WINGS	38	77327244	November 12, 2007	3555008	December 30, 2008

LAND ON TOP OF THINGS	38	85440937	October 06, 2011	4247178	November 20, 2012

6-29

Gogo LLC - U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date

GOGO BIZ	38	85581100	March 27, 2012

IT’S THE INTERNET. IN THE SKY.	38	85440977	October 6, 2011

6-30

Aircell Business Aviation Services LLC - Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date

Argentina		38	2,257,882	Nov. 12, 2008

Argentina		9	2,257,881	Nov. 12, 2008

Argentina		38	2,284,832	Apr. 28, 2009

Argentina	AIRCELL	9	2,257,879	Nov. 12, 2008

Argentina	AIRCELL	38	2,257,880	Nov. 12, 2008

Argentina	AIRCELL AXXESS	38	2,146,494	March 14, 2007

Argentina	AIRCELL AXXESS	9	2,156,528	May 7, 2007

Argentina	AIRCELL ON BOARD	38	2,257,884	Nov. 12, 2008

Argentina	AIRCELL ON BOARD	9	2,257,883	Nov. 12, 2008

Argentina	IN TOUCH, IN FLIGHT	38	2,257,828	December 11, 2008

Argentina	IN TOUCH, IN FLIGHT	9	2,327,426	November 12, 2009

Austria	AIRCELL AXXESS	9, 38	880602	November 27, 2006

Benelux	AIRCELL AXXESS	9, 38	880602	September 23, 2005

Brazil	AIRCELL	9	827011989	December 8, 2009

Canada		9, 38	TMA603840	March 2, 2004

Canada		9, 35, 39	TMA784044	December 3, 2010

Canada		9, 38	TMA750820	October 22, 2009

6-31

Country	Trademark	Class	Reg. No.	Reg. Date

Canada	AIRCELL	9, 38	TMA604608	March 9, 2004

Canada	AIRCELL	9, 35, 39	TMA750834	October 22, 2009

Canada	AIRCELL AXXESS	9, 35, 39	TMA750833	October 22, 2009

Canada	IN TOUCH, IN FLIGHT	38	TMA561460	May 7, 2002

Canada	IN TOUCH, IN FLIGHT	9, 35, 39	TMA750832	October 22, 2009

China		38	944,367	June 13, 2009

China		38	967,130	Jan. 17, 2010

China		9	967,131	April 29, 2008

China	AIRCELL	38	944,363	June 13, 2009

China	AIRCELL AXXESS	9	947,823	November 8, 2007

China		9	946,334	November 8, 2007

China	AIRCELL AXXESS	38	944,366	June 14, 2009

China	AIRCELL ON BOARD	38	944,365	June 24, 2009

Denmark	AIRCELL AXXESS	9, 38	880,602	Nov. 27, 2006

European Community		38	967,130	June 2, 2009

European Community		38	944,367	October 17, 2008

European Community		9	946,334	November 7, 2008

6-32

Country	Trademark	Class	Reg. No.	Reg. Date

European Community		9	967,131	June 2, 2009

European Community	AIRCELL	9, 38	4,065,652	October 23, 2006[1]

European Community	AIRCELL	38	944,363	October 17, 2008

European Community	AIRCELL	9	946,335	November 7, 2008

European Community	AIRCELL AXXESS	38	944,366	October 17, 2008

European Community	AIRCELL AXXESS	9	947,823	November 21, 2008

European Community	AIRCELL ON BOARD	38	944,365	October 17, 2008

European Community	AIRCELL ON BOARD	9	946,337	Nov. 7, 2008

European Community	IN TOUCH, IN FLIGHT	38	1,154,285	November 5, 2001[2]

European Community	IN TOUCH, IN FLIGHT	38	944,364	October 17, 2008

European Community	IN TOUCH, IN FLIGHT	9	946,336	June 6, 2008

France	AIRCELL AXXESS	9, 38	880,602	November 27, 2006

Germany	AIRCELL AXXESS	9, 38	880,602	December 14, 2006

India	IN TOUCH, IN FLIGHT	9, 38	1,663,501	March 31, 2009[3]

Italy	AIRCELL AXXESS	9	880,602	November 27, 2006

[1] Note:	Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.
[2] Note:	Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.
[3] Note:	Current owner of record is Aircell LLC. Assignment to Aircell Business Aviation Services LLC in process.

6-33

Country	Trademark	Class	Reg. No.	Reg. Date

Japan		38	944,367; JP 2007-361,548	November 14, 2008

Japan		38	967130	May 21, 2009

Japan	AIRCELL	9, 38	944,363; JP 2007-361,544	August 14, 2008

Japan	AIRCELL AXXESS	9	880,602	December 7, 2007

Japan	AIRCELL AXXESS	38	944,366; JP 2007-361,547	March 9, 2009

Japan	AIRCELL AXXESS	9	947,823; JP 2008-350,364	February 13, 2009

Japan	AIRCELL ON BOARD	38	944,365; JP 2007-361,546	November 14, 2008

Japan	AIRCELL ON BOARD	9	946,337; JP 2007-362,227	February 13, 2009

Japan	IN TOUCH, IN FLIGHT	38	944,364; JP2007-361,545	November 14, 2008

Japan	IN TOUCH, IN FLIGHT	9	946,336; JP 2007-362,226	February 13, 2009

Madrid		38	944,367	November 8, 2007

Madrid		9	946,334	November 8, 2007

Madrid		38	967,130	April 29, 2008

Madrid		9	967,131	April 29, 2008

Madrid	AIRCELL	9	946,335	November 8, 2007

6-34

Country	Trademark	Class	Reg. No.	Reg. Date

Madrid	AIRCELL	38	944,363	November 8, 2007

Madrid	AIRCELL AXXESS	9	880,602	September 23, 2005

Madrid	AIRCELL AXXESS	38	944,366	November 8, 2007

Madrid	AIRCELL AXXESS	9	947,823	November 8, 2007

Madrid	AIRCELL ON BOARD	38	944,365	November 8, 2007

Madrid	AIRCELL ON BOARD	9	946,337	November 8, 2007

Madrid	IN TOUCH, IN FLIGHT	38	944,364	November 8, 2007

Madrid	IN TOUCH, IN FLIGHT	9	946,336	November 8, 2007

Mexico		38	634,828	November 30, 1999

Mexico		9	749,268	May 29, 2002

Mexico		38	1,100,623	May 20, 2009

Mexico		38	1,056,652	August 27, 2008

Mexico		9	1,101,365	May 22, 2009

Mexico		9	1,111,818	July 23, 2009

Mexico	AIRCELL	38	650,393	April 18, 2000

Mexico	AIRCELL	9	836,446	June 9, 2004

Mexico	AIRCELL	38	1,100,622	May 20, 2009

6-35

Country	Trademark	Class	Reg. No.	Reg. Date

Mexico	AIRCELL	9	1,113,088	July 31, 2009

Mexico	AIRCELL AXXESS	38	1,057,097	August 28, 2008

Mexico	AIRCELL AXXESS	9	1,113,087	July 31, 2009

Mexico	AIRCELL ON BOARD	38	1,057,096	August 28, 2008

Mexico	AIRCELL ON BOARD	9	1,112,576	July 29, 2009

Mexico	IN TOUCH, IN FLIGHT	38	665564	July 27, 2000

Mexico	IN TOUCH, IN FLIGHT	38	1,108,885	July 6, 2009

Mexico	IN TOUCH, IN FLIGHT	9	1,104,601	June 10, 2009

Netherlands Antilles	AIRCELL AXXESS	9	880602	November 26, 2006

Norway	AIRCELL AXXESS	9, 38	880602; Nat’l Ref #20064412	August 29, 2008

S. Korea		38	944,367	December 2, 2008

S. Korea		38	967,130	April 20, 2009

S. Korea	AIRCELL	38	944,363	December 5, 2008

S. Korea	AIRCELL AXXESS	38	944,366	December 2, 2008

S. Korea	AIRCELL ON BOARD	38	944,365	December 2, 2008

S. Korea	IN TOUCH, IN FLIGHT	38	944,364	December 5, 2008

Spain	AIRCELL AXXESS	9	880,602	November 27, 2006

6-36

Country	Trademark	Class	Reg. No.	Reg. Date

Sweden	AIRCELL AXXESS	9	880,602	September 23, 2005

Switzerland		38	967,130	Jan. 17, 2010

Switzerland		9	967,131	Jan. 17, 2010

Switzerland	AIRCELL AXXESS	9	880,602	November 27, 2006

United Kingdom	AIRCELL AXXESS	9	880,602	November 8, 2006

Aircell Business Aviation Services LLC - Foreign Trademark Applications4

Country	Trademark	Class	Appl. No.	Appl. Date

Brazil		9	829473297	November 8, 2007

Brazil		38	829473300	November 8, 2007

Brazil		9	829702644	April 29, 2008

Brazil		38	829702652	April 29, 2008

Brazil	AIRCELL	38	829473270	November 8, 2007

Brazil	AIRCELL	9	829473262	November 8, 2007

Brazil	AIRCELL AXXESS	9	827788606	September 26, 2005

Brazil	AIRCELL AXXESS	38	829473327	November 8, 2007

Brazil	AIRCELL AXXESS	38	827788614	September 26, 2005

[4] Note:	Current owner of record of all pending Brazilian applications is unclear. Assignment to Aircell Business Aviation Services LLC cannot be recorded until marks are registered.

6-37

Country	Trademark	Class	Appl. No.	Appl. Date

Brazil	AIRCELL AXXESS	9	829473319	November 8, 2007

Brazil	AIRCELL ON BOARD	38	829473343	November 8, 2007

Brazil	AIRCELL ON BOARD	9	829473335	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	9	829473360	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	38	829473378	November 8, 2007

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9, 38	1581949	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	1581950	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

6-38

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

IN AIR & ON.	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

6-39

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

IN AIR & ON.	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	1282782	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	1282787	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	1282799	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

6-40

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

6-41

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

6-42

Gogo LLC - Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date

Argentina	Emoticon Logo *-)-	9	2,282,458	April 23, 2009

Argentina	Emoticon Logo *-)-	38	2,282,459	April 23, 2009

Argentina	WI-FI WITH WINGS	38	2,344,787	February 9, 2010

Argentina	WI-FI WITH WINGS	9	2,344,786	February 9, 2010

Brazil	Emoticon Logo *-)-	38	829699180	August 30, 2011

Canada	GOGO	9, 38	TMA748631	September 24, 2009

Canada	WI-FI WITH WINGS	9, 38	TMA748145	September 21, 2009

Canada	Emoticon Logo *-)-	9, 38, 42	823364	May 4, 2012

China	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

China	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

European Community	GOGO	9	952,270	December 21, 2007

European Community	GOGO	38	954,700	December 21, 2007

European Community	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	WI-FI WITH WINGS	9	971,696	May 10, 2008

Japan	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

6-43

Japan	GOGO	38	954,700	December 22, 2007

Japan	WI-FI WITH WINGS	38	966,318	May 10, 2008

Japan	WI-FI WITH WINGS	9	971,696	May 10, 2008

Madrid	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Madrid	GOGO	9	952,270	December 21, 2007

Madrid	GOGO	38	954,700	December 21, 2007

Madrid		9	1,104,647	December 6, 2011

Madrid		38	1,102,947	December 6, 2011

Madrid	GOGO VISION	38	1,103,120	December 12, 2011

Madrid	IN AIR. ONLINE.	38	1,105,342	December 12, 2011

Madrid	WI-FI WITH WINGS	9	971,696	May 10, 2008

Madrid	WI-FI WITH WINGS	38	966,318	May 10, 2008

Mexico	Emoticon Logo *-)-	38	1,051,867	July 31, 2008

Mexico	Emoticon Logo *-)-	9, 38	1,075,459	December 2, 2008

Mexico	GOGO	38	1,039,786	May 19, 2008

Mexico	GOGO	9	1,073,885	November 26, 2008

Mexico	WI-FI WITH WINGS	38	1,060,656	September 12, 2008

Russian Federation	GOGO	9	952270	December 21, 2007

6-44

S. Korea	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Switzerland	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Switzerland	GOGO	9	952,270	December 21, 2007

Switzerland	GOGO	38	954,700	December 21, 2007

Switzerland	WI-FI WITH WINGS	38	966,318	May 10, 2008

Switzerland	WI-FI WITH WINGS	9	971,696	May 10, 2008

Gogo LLC - Foreign Trademark Applications

Country	Trademark	Class	Appl. No.	Appl. Date

Argentina		9	3,133,415	December 6, 2011

Argentina		38	3,133,419	December 6, 2011

Argentina	IN AIR. ONLINE.	38	3,133,420	December 6, 2011

Argentina	GOGO VISION	38	3,133,421	December 6, 2011

Argentina	IT’S THE INTERNET. IN THE SKY.	38	3,154,656	March 29, 2012

Argentina	LAND ON TOP OF THINGS	38	3,154,658	March 29, 2012

Brazil	Emoticon Logo *-)-	9	829699163	April 22, 2008

Brazil	GOGO	9	829522646	December 26, 2007

Brazil	GOGO	38	829522654	December 26, 2007

Brazil	GOGO VISION	38	Pending	January 3, 2012

6-45

Country	Trademark	Class	Appl. No.	Appl. Date

Brazil	IN AIR. ONLINE.	38	831283661	December 16, 2011

Brazil		9	Pending	December 6, 2011

Brazil		38	Pending	December 6, 2011

Brazil	WI-FI WITH WINGS	38	829715681	May 12, 2008

Brazil	WI-FI WITH WINGS	9	829715673	May 12, 2008

Canada		9, 38	1555,119	December 6, 2011

Canada	GOGO VISION	38	1555,117	December 6, 2011

Canada	IN AIR. ONLINE.	38	1555,118	December 6, 2011

Canada	IT’S THE INTERNET. IN THE SKY	38	1570,656	March 27, 2012

Canada	LAND ON TOP OF THINGS	38	1570,655	March 27, 2012

China		9	1104647	December 6, 2011

China		38	1102947	December 6, 2011

China	IN AIR. ONLINE.	38	1105342	December 12, 2011

China	GOGO VISION	38	1103120	December 12, 2011

China	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

China	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

European Union		9	1104647	December 6, 2011

6-46

Country	Trademark	Class	Appl. No.	Appl. Date

European Union		38	1102947	December 6, 2011

European Union	IN AIR. ONLINE.	38	1105342	December 12, 2011

European Union	GOGO VISION	38	1103120	December 12, 2011

European Union	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

European Union	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

India	GOGO	9, 38	1,635,488	December 26, 2007

India		9, 38	2245884	December 7, 2011

India	IN AIR. ONLINE.	38	2246620	December 9, 2011

India	GOGO VISION	38	2245883	December 8, 2011

India	IT’S THE INTERNET. IN THE SKY	38	2306477	March 27, 2012

India	LAND ON TOP OF THINGS	38	2306476	March 27, 2012

Japan		9	1104647	December 6, 2011

Japan		38	1102947	December 6, 2011

Japan	IN AIR. ONLINE.	38	1105342	December 12, 2011

Japan	GOGO VISION	38	1103120	December 12, 2011

Japan	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Japan	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

6-47

Country	Trademark	Class	Appl. No.	Appl. Date

Madrid	IT’S THE INTERNET. IN THE SKY.	38	A0029053	March 29, 2012

Madrid	LAND ON TOP OF THINGS	38	A0029057	March 29, 2012

Mexico		9	1,233,260	December 6, 2011

Mexico		38	1,233,261	December 6, 2011

Mexico	IN AIR. ONLINE.	38	1,233,568	December 7, 2011

Mexico	GOGO VISION	38	1,233,566	December 7, 2011

Mexico	IT’S THE INTERNET. IN THE SKY	38	1261821	March 28, 2012

Mexico	LAND ON TOP OF THINGS	38	1261823	March 28, 2012

Mexico	GOGO BIZ	38	1312339	September 26, 2012

Norway		9	1104647	December 6, 2011

Norway		38	1102947	December 6, 2011

Norway	IN AIR. ONLINE.	38	1105342	December 12, 2011

Norway	GOGO VISION	38	1103120	December 12, 2011

Norway	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Norway	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Russian Federation		9	1104647	December 6, 2011

Russian Federation		38	1102947	December 6, 2011

6-48

Country	Trademark	Class	Appl. No.	Appl. Date

Russian Federation	IN AIR. ONLINE.	38	1105342	December 12, 2011

Russian Federation	GOGO VISION	38	1103120	December 12, 2011

Russian Federation	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Russian Federation	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

South Korea		9	1104647	December 6, 2011

South Korea		38	1102947	December 6, 2011

South Korea	IN AIR. ONLINE.	38	1105342	December 12, 2011

South Korea	GOGO VISION	38	1103120	December 12, 2011

South Korea	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

South Korea	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Switzerland		9	1104647	December 6, 2011

Switzerland		38	1102947	December 6, 2011

Switzerland	IN AIR. ONLINE.	38	1105342	December 12, 2011

Switzerland	GOGO VISION	38	1103120	December 12, 2011

Switzerland	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Switzerland	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

EXCLUSIVE LICENSES TO REGISTERED UNITED STATES COPYRIGHTS

NONE.

6-49

SCHEDULE 7 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

MATERIAL EXCLUDED ASSETS

Aircraft:

Grantor	Asset

Gogo LLC	Challenger 600

Property Subject to Purchase Money Liens or Capital Lease Obligations:

Grantor	Location	Vendor	Equipment Type

Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	IBM Credit	BladeCenter

Gogo LLC	1000 Commerce Drive, Oak Brook, IL 60523-8810	IBM Credit	BladeCenter

Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	Data Sales	HP Equipment

Gogo LLC	3431 North Windsor, Aurora, CO 80011-8116	Data Sales	Cisco Hardware

Gogo LLC	1000 Commerce Drive, Oak Brook, IL 60523-8810	Data Sales	HP Equipment

Leased Cell Towers:

Grantor	Location	Assets

Gogo LLC	19768 S. Merlene Lane Wasilla, AK 99654	Leased space on cell tower

Gogo LLC	3290 Peger Road Fairbanks, AK 99687	Leased space on cell tower

Gogo LLC	Cordova Airport Cordova, AK 99574	Leased space on cell tower

Gogo LLC	Ocean Cape Road Yakatat, AK 99689	Leased space on cell tower

Gogo LLC	9229 Cessna Drive Juneau, AK 99601	Leased space on cell tower

Gogo LLC	Totem Way Kake, AK 99830	Leased space on cell tower

Gogo LLC	1061 Aberdeen Road Vernon, AL 35592	Leased space on cell tower

Gogo LLC	880 Willie Rodgers Road Evergreen, AL 36401	Leased space on cell tower

Gogo LLC	449 Chandler Mountain Road Attalla, AL 35987	Leased space on cell tower

Gogo LLC	4794 Lee Road 188 Auburn, AL 36832	Leased space on cell tower

Gogo LLC	9847 Holly Springs Road Harrisburg, AR 72432	Leased space on cell tower

Gogo LLC	1907 Gravel Pit Road White Hall, AR 71603	Leased space on cell tower

Gogo LLC	1.4 Mi So of Buck Knob Buck City, AR 72142	Leased space on cell tower

Gogo LLC	57 Cemetery Road Hector, AR 72031	Leased space on cell tower

Gogo LLC	1410 West Sunnyside Drive Phoenix, AZ 85029	Leased space on cell tower

Gogo LLC	4.5 Miles Southwest of Holbrook Holbrook, AZ 86025	Leased space on cell tower

Gogo LLC	MP 581 Hwy. 89A Cooper Ridge Electronic Site Jacob Lake, AZ 86022	Leased space on cell tower

Gogo LLC	15769 S. Old Haviland Station Road Yucca, AZ 86438	Leased space on cell tower

Gogo LLC	10 MI SE of Williams, AZ 86046 Williams, AZ 86046	Leased space on cell tower

Gogo LLC	10535 Box Springs Mtn. Road Moreno Valley, CA 92557	Leased space on cell tower

Gogo LLC	15311 Cuda Road Arvin, CA 93307	Leased space on cell tower

Gogo LLC	4 MI East of Yermo Lodlow, CA 92338	Leased space on cell tower

Gogo LLC	Hwy. 49 West of Mairposa Mariposa, CA 95338	Leased space on cell tower

Gogo LLC	6.7 Miles Southwest of San Ardo Lockwood, CA	Leased space on cell tower

Gogo LLC	Off Bollinger Canyon Road Moraga, CA 94556	Leased space on cell tower

Gogo LLC	Terminus of Bunch Lookout Road N. of Hwy 299 at Hatchett Mtn. Summit Montgomery Creek, CA 96065	Leased space on cell tower

Gogo LLC	Glamis Winterhaven, CA 92283	Leased space on cell tower

Gogo LLC	2 Miles South of I-10 Rest-Stop T. Desert Center, CA	Leased space on cell tower

Gogo LLC	DIA East @ 88th Denver, CO 80022	Leased space on cell tower

Gogo LLC	Lobo Overlook Crede, CO 81130	Leased space on cell tower

Gogo LLC	Off of Colorado Route 13 Rifle, CO	Leased space on cell tower

Gogo LLC	CR 35, 6 MI South of La Junta La Junta, CO 81050	Leased space on cell tower

Gogo LLC	104060 Hwy 491 Cahone, CO 81320	Leased space on cell tower

Gogo LLC	29525 Hwy. 55 Crook, CO	Leased space on cell tower

Gogo LLC	15677 Hwy. 59 Siebert, CO 80834	Leased space on cell tower

Gogo LLC	Badger Mountain Radio Peak Lake George, CO 80827	Leased space on cell tower

Gogo LLC	9500 N.W. 109th Sreet Medley, FL 33178	Leased space on cell tower

Gogo LLC	1965 Lawson Road Clearwater, FL 33763	Leased space on cell tower

Gogo LLC	10301 Narcoossee Road Orlando, FL 32823	Leased space on cell tower

Gogo LLC	151 Roberts Landing Road Wewahitchka, FL 32465	Leased space on cell tower

Gogo LLC	11420 US Rt. 1 North Street Augustine, FL 32095	Leased space on cell tower

Gogo LLC	8060 E. US Highway 27 Perry, FL 32347	Leased space on cell tower

Gogo LLC	6051 Poling Lane Fort Myers, FL 33917	Leased space on cell tower

Gogo LLC	1325 Virginia Avenue East Point, GA 30344	Leased space on cell tower

Gogo LLC	1709 Kilkenny Road Richmond Hill, GA 31324	Leased space on cell tower

Gogo LLC	1370 Windy Hill Road Byromville, GA 31007	Leased space on cell tower

Gogo LLC	7105 Mitchell-Warrenton Road Glascock County, GA 30820	Leased space on cell tower

Gogo LLC	Homerville Rd./Rte. 441 Homerville, GA 31634	Leased space on cell tower

Gogo LLC	4101 170th Street Brooklyn, IA 52211	Leased space on cell tower

Gogo LLC	1881 320th Street Casey, IA 50048	Leased space on cell tower

Gogo LLC	1120 220th Street Britt, IA 50423	Leased space on cell tower

Gogo LLC	1367 Sherman Ridge Road Waukon, IA 52172	Leased space on cell tower

Gogo LLC	Bennett Mountain Elmore County, ID 83467	Leased space on cell tower

Gogo LLC	Baldy Mountain Salmon, ID 83467	Leased space on cell tower

Gogo LLC	South Frontage Road Downey, ID 83234	Leased space on cell tower

Gogo LLC	602 N. York Road Bensonville, IL 60106	Leased space on cell tower

Gogo LLC	921 Airport Avenue Hermleigh, IL 62246	Leased space on cell tower

Gogo LLC	14401 Henry Road Morrison, IL 61270	Leased space on cell tower

Gogo LLC	SE of I-55 & CR-8 Junction Lexington, IL 61753	Leased space on cell tower

Gogo LLC	Hwy 136 & E. 2350th Table Grove, IL NA	Leased space on cell tower

Gogo LLC	641 South County Road 450 East Connersville, IN 47331	Leased space on cell tower

Gogo LLC	12734 North 1025 West Monticello, IN 47960	Leased space on cell tower

Gogo LLC	6158 W. State Road Lewis, IN 47858	Leased space on cell tower

Gogo LLC	4483 Co. Rd. DD Grainfield, KS 67737	Leased space on cell tower

Gogo LLC	3300 Emmet CT Haysville, KS 67233	Leased space on cell tower

Gogo LLC	12120 Hwy. 83 Garden City, KS 67846	Leased space on cell tower

Gogo LLC	Intersection of Rte 281 and E. Grain Dr Lebanon, KS 66952	Leased space on cell tower

Gogo LLC	Hwy 77 and Old Hwy 77 Junction City, KS 66441	Leased space on cell tower

Gogo LLC	579 Around the World Road Wallins Creek, KY 40873	Leased space on cell tower

Gogo LLC	1.5 MI SSE of Beechburg, KY Flemingsburg , KY 41041	Leased space on cell tower

Gogo LLC	320 Ranch Road Mt. Washington, KY NA	Leased space on cell tower

Gogo LLC	11096 State Route 109 Sturgis, KY 42459	Leased space on cell tower

Gogo LLC	205 Garrett Hill Road Haynesville, LA 71038	Leased space on cell tower

Gogo LLC	1005 Cheneau Road Kaplan, LA 70548	Leased space on cell tower

Gogo LLC	41795 Hwy. 23 Buras, LA 70041	Leased space on cell tower

Gogo LLC	124 Murray Street Medford, MA 02155	Leased space on cell tower

Gogo LLC	22400 Stoney Run Road SW Westernport, MD 21562	Leased space on cell tower

Gogo LLC	Monroe Street Fruitland, MD 21826	Leased space on cell tower

Gogo LLC	444 Blackcap Road Eddington, ME 4428	Leased space on cell tower

Gogo LLC	3483 Kensington Road Milford, MI 48380	Leased space on cell tower

Gogo LLC	5156 Walker Road Rapid City, MI 49646	Leased space on cell tower

Gogo LLC	154 Lakeview CT Harbor View, MI 49950	Leased space on cell tower

Gogo LLC	87844 CR668 Decatur, MI 49045	Leased space on cell tower

Gogo LLC	9300 Buchanan Shelby, MI 49455	Leased space on cell tower

Gogo LLC	13320 15th Avenue Minneapolis, MN 55441	Leased space on cell tower

Gogo LLC	35170 880th Street Heron Lake, MN 56137	Leased space on cell tower

Gogo LLC	980 Hwy 7 East Clinton, MO 64735	Leased space on cell tower

Gogo LLC	Kodiak Road Georgiallatin, MO 64640	Leased space on cell tower

Gogo LLC	Rte. 1 Box 231b Hermann, MO 65041	Leased space on cell tower

Gogo LLC	Highway E Knox City, MO 62446	Leased space on cell tower

Gogo LLC	4562 Hwy 49 South Florence, MS 39073	Leased space on cell tower

Gogo LLC	141 Bethany Road Holly Springs, MS 38635	Leased space on cell tower

Gogo LLC	MacDonald Pass Elliston, MT	Leased space on cell tower

Gogo LLC	State RT 311 & Old Hwy. 10 Hysham, MT 59076	Leased space on cell tower

Gogo LLC	3505 Tower Road Maiden, NC 28650	Leased space on cell tower

Gogo LLC	1805 W. Main Street Williamston, NC 27892	Leased space on cell tower

Gogo LLC	28 Mount Gilead Church Road Pittsboro, NC 27312	Leased space on cell tower

Gogo LLC	12046 33rd Street SE Valley City, ND 58072	Leased space on cell tower

Gogo LLC	83897 S. Highway 97 Mullen, NE 69152	Leased space on cell tower

Gogo LLC	9601 Rokeby Road Lincoln, NE 68526	Leased space on cell tower

Gogo LLC	58897 873 Road Waterbury, NE 68785	Leased space on cell tower

Gogo LLC	Corner of 803rd Road. and 483rd Road North Loop, NE 68859	Leased space on cell tower

Gogo LLC	West 6th Street Curtis, NE 69025	Leased space on cell tower

Gogo LLC	4410 Hwy. 29 Fossil Beds, NE 69025	Leased space on cell tower

Gogo LLC	416 Eagle Rock Avenue West Orange, NJ 7052	Leased space on cell tower

Gogo LLC	Forest Road 6, Cibola National Forest Datil, NM 87821	Leased space on cell tower

Gogo LLC	606 1/2 Alta Vista Bayard, NM 88023	Leased space on cell tower

Gogo LLC	Hwy. 156 Approx. 18 mi east of Santa Rosa Santa Rosa, NM 84435	Leased space on cell tower

Gogo LLC	Route 3-204 # Cuba, NM 87013	Leased space on cell tower

Gogo LLC	220 Sophia Road Grenville, NM 88424	Leased space on cell tower

Gogo LLC	2008 US Highway 60 Willard, NM 87063	Leased space on cell tower

Gogo LLC	10 Miller Lane Angel Fire, NM 87710	Leased space on cell tower

Gogo LLC	Canyon Road and Industrial Boulder City, NV 89005	Leased space on cell tower

Gogo LLC	Booker Mountain North of US Hwy. 6 and US Hwy. 9 Tonapah, NV 89049	Leased space on cell tower

Gogo LLC	Peavine Mountain Road, Stead Blvd. & US 395 Keno, NV 89523	Leased space on cell tower

Gogo LLC	Battle Mountain Battle Mountain, NV 89820	Leased space on cell tower

Gogo LLC	124 Murray Street Stamford, NY 12167	Leased space on cell tower

Gogo LLC	Alma Hill Road Alma, NY 14708	Leased space on cell tower

Gogo LLC	82750 County Line Road Cadiz, OH43907	Leased space on cell tower

Gogo LLC	46145 Telegraph Road Amherst, OH 44001	Leased space on cell tower

Gogo LLC	5474 N. Hamilton Road New Albany, OH 43054	Leased space on cell tower

Gogo LLC	2 MI W. Highway 283 Cheyenne, OK 73628	Leased space on cell tower

Gogo LLC	25015 E. Cobbs Corner Road Talequah, OK 74464	Leased space on cell tower

Gogo LLC	SR 5, 2.4MI West of Walters Walters, OK 73572	Leased space on cell tower

Gogo LLC	1.25 MI E. Junction Sh 43 & Hwy 3 Coalgate, OK 74538	Leased space on cell tower

Gogo LLC	7501 South Modwest Road Guthrie, OK 73044	Leased space on cell tower

Gogo LLC	CR # 207 (aka Mile Road 35) Guymon, OK 73942	Leased space on cell tower

Gogo LLC	Buck Mountain, 3.5 mi North of McGowen Creek Road Springfield, OR 97478	Leased space on cell tower

Gogo LLC	South of Highway 20 Riley, OR 97758	Leased space on cell tower

Gogo LLC	3 Miles East of Avondale Landenberg, PA 19350	Leased space on cell tower

Gogo LLC	Off of State Rd. 6 Mehoopany, PA 18629	Leased space on cell tower

Gogo LLC	2.3 Miles NW of Ickesburg, PA along State Rte. 74 Port Royal, PA 17082	Leased space on cell tower

Gogo LLC	5690 California Road Millcreek, PA 16415	Leased space on cell tower

Gogo LLC	71 TUCKER LANE Mayport, PA 16224	Leased space on cell tower

Gogo LLC	Off of Salem Road Conway, SC 29526	Leased space on cell tower

Gogo LLC	1753 Coffee Road Westminster, SC 29693	Leased space on cell tower

Gogo LLC	2270 Congaree Drive Cayce, SC 29033	Leased space on cell tower

Gogo LLC	Highway 20 and 5th Avenue Bison, SD 57620	Leased space on cell tower

Gogo LLC	45993 207th Street Arlington, SD 57212	Leased space on cell tower

Gogo LLC	36415 301st Street Fairfax, SD 57335	Leased space on cell tower

Gogo LLC	CR 7 and SD Hwy 248 (nearest address 21395 SD Hwy 248) Jackson , SD 57567	Leased space on cell tower

Gogo LLC	2797 Greer Road Goodlettsville, TN 73072	Leased space on cell tower

Gogo LLC	1801 Young Road Cleveland, TN 37323	Leased space on cell tower

Gogo LLC	538 Old Dairy Road Atwood, TN 38220	Leased space on cell tower

Gogo LLC	3700 N. White Chapel Boulevard Southlake, TX	Leased space on cell tower

Gogo LLC	321 Powell Spring, TX 77373	Leased space on cell tower

Gogo LLC	Off of Hwy 12/CR 183; 20.3 miles South on Highway12 Wimberly, TX 78676	Leased space on cell tower

Gogo LLC	780 Hwy. 285 North Pecos, TX 79772	Leased space on cell tower

Gogo LLC	9062 CR 4105 Scurry, TX 79526	Leased space on cell tower

Gogo LLC	331 East CR 401 Premont, TX 78375	Leased space on cell tower

Gogo LLC	3810 North Highway 283 Albany, TX 76340	Leased space on cell tower

Gogo LLC	7792 E. Highway 79 Oakwood, TX 76210	Leased space on cell tower

Gogo LLC	271 CR 2850 Mount Pleasant, TX 75493	Leased space on cell tower

Gogo LLC	5130 N. Western Road Amarillo, TX 79120	Leased space on cell tower

Gogo LLC	1771 N. Zaragoza El Paso, TX 79936	Leased space on cell tower

Gogo LLC	13036 Highway 83 N. Paducah, TX 79248	Leased space on cell tower

Gogo LLC	Farnsworth Peak Salt Lake City, UT 84101	Leased space on cell tower

Gogo LLC	3.4 MI on Airport Road from Green River Avenue Green River, UT	Leased space on cell tower

Gogo LLC	Highway 21 to Frisco Peak Milford, UT 84014	Leased space on cell tower

Gogo LLC	4241 South River Road St. George, UT 84790	Leased space on cell tower

Gogo LLC	Utah State Route 12 Bryce Canyon, UT 94764	Leased space on cell tower

Gogo LLC	870N 370E Delta, UT 84624	Leased space on cell tower

Gogo LLC	1751 Pinnacle Drive McLean, VA 22102	Leased space on cell tower

Gogo LLC	2800 ESE from the I/S of US 26 & 659 Appomatox, VA 24522	Leased space on cell tower

Gogo LLC	13515 Old Telegraph Rd. (CR 647) Lanexa, VA 23089	Leased space on cell tower

Gogo LLC	3680 Foys Lane Pulaski, VA 24324	Leased space on cell tower

Gogo LLC	22706 120th Avenue S.E. Kent, WA 98031	Leased space on cell tower

Gogo LLC	Jump Off Joe Road Kennewick, WA 99337	Leased space on cell tower

Gogo LLC	26431 Addington Road N. Edwall, WA 99008	Leased space on cell tower

Gogo LLC	12811 County Road F Wisconsin Rapids, WI 54921	Leased space on cell tower

Gogo LLC	7675 Kraus Road York, WI 53925	Leased space on cell tower

Gogo LLC	4606T Big Tyler Road Charleston, WV 25313	Leased space on cell tower

Gogo LLC	McCollough Peaks - 8 MI East-Northeast of Cody Cody, WY 82414	Leased space on cell tower

Gogo LLC	Micro Road, 7 Miles South of Casper Casper, WY 82601	Leased space on cell tower

Gogo LLC	1541 Tower Road Rock Springs, WY 82901	Leased space on cell tower

Gogo LLC	Crow Creek Hill KOB69 Medicine Bow National Forest Laramie, WY 82037	Leased space on cell tower